License Agreement and Clinical Research Organization	12 Months Ended
Oct. 31, 2023
License Agreement and Clinical Research Organization [Abstract]
License Agreement and Clinical Research Organization
7.	License Agreement and Clinical Research Organization
License Agreement – Nature Technology Corporation
On April 10, 2020, the Company entered into a
Non-Exclusive
License Agreement (the “License Agreement”) with Nature Technology Corporation (“NTC”) whereby the Company licenses certain rights to the technology of radiopharmaceutical products from NTC for commercialization. Under the terms of the License Agreement, NTC granted to the Company and its affiliates a non-exclusive,
royalty-bearing, sublicensable license to research, have researched, develop, have developed, make, have made, use, have used, import, have imported, sell, offer to sell, and have sold or offered for sale any product in the defined license field. Unless terminated earlier, the NTC license agreement will continue until no valid claim of any licensed patent exists in any country. The Company can voluntarily terminate the license agreement with prior notice to NTC.
The Company paid NTC an initial, upfront fee of $50 which was recorded as research and development expense upon entering into the License Agreement. Beginning on the first anniversary of the effective date of the License Agreement and on each subsequent anniversary, the Company is required to pay NTC a $50 annual maintenance fee. The Company is also required to make a payment to NTC of $50 upon assigning the License Agreement to a third party.
The License Agreement provides for a
one-time
payment of $50 for the first dose of a milestone product, as defined in the License Agreement, in the first patient in a Phase I clinical trial or, if there is no Phase I clinical trial, in a Phase II clinical trial, as well as a one-time
payment of $450 upon regulatory approval of a milestone product by the U.S. Food and Drug Administration. The first milestone related to the first dose of a milestone product, was achieved during the year ended October 31, 2021. The second milestone, regulatory approval of a milestone product, has not been achieved as of the year ended October 31, 2023. The Company is also required to pay NTC a royalty percentage in the low single digits of the aggregate net product sales in a calendar year by the Company, its affiliates or sublicensees on a product-by-product
and
country-by-country
basis, as long as the composition or use of the applicable product is covered by a valid claim in the country where the net sales occurred. Royalty obligations under the license agreement will continue until the expiration of the last valid claim of a licensed patent covering such licensed product in such country.
In the event that the Company or any of its affiliates or sublicensees manufactures any Good Manufacturing Practice (“GMP”) lot of a product, then the Company or any such affiliate or sublicensee will be obligated to pay NTC an amount per manufactured gram of GMP (or its equivalent) lot of product, which varies based on the volume manufactured. The payment will expire on a product-by-product
basis upon receipt of regulatory approval to market a product in any country in the licensed territory.

During each of the years ended October 31, 2023 and 2022, the Company incurred $50 of expenses related to the annual maintenance fee under the License Agreement which is recorded within research and development expenses.